File Number 2-28097
Amendment to the Prospectus
By Supplement
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE GROUP OF
FUNDS, INC. CLASS A, B AND C SHARES
PROSPECTUS DATED APRIL 1, 2002.


This information reflects changes
to the Prospectus.

On May 16, 2002, the Board of
Directors of Enterprise Group of
Funds, Inc. approved, subject to
shareholder approval, a  reorganization
pursuant to which shareholders of the
Global Technology Fund will exchange
their shares for an equal aggregate
value of newly issued shares of  the
Internet Fund (the "Reorganization").
The Reorganization will allow shareholders of the Global Technology Fund to pursue the same investment objective and similar investment policies and strategies within a larger Fund, which has the potential to offer economies of scale and other benefits.
Prior to the Reorganization, the Internet
Fund's name will change to the Technology
Fund, which will permit the Fund to invest more broadly in technology and technology-related industries, including
Internet and intranet-related industries.
The Reorganization is subject to a number of conditions, including receipt of shareholder approval. It is anticipated that a Shareholders' Meeting will be held in the third quarter of 2002 to consider the Reorganization. Global Technology
Fund shareholders will receive information about the Reorganization in a proxy statement/prospectus relating to the
Shareholders' Meeting.  The Global
Technology Fund will now close to new
investors.

May 16, 2002